SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 6, 1997


                             MB Software Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Colorado                     0-11808                    59-2219994
 ----------------------------    ----------------           -------------------
 (State or other jurisdiction    (Commission File           (IRS Employer
       incorporation)                Number)                Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas       76011
           -------------------------------------------------------------------
                  (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code            817-633-9400
                                                  -----------------------------

Item 2.  Acquisition or Disposition of Assets

a)   Acquisition  of Assets.  On  February  6, 1997,  MB  Software  Corporation,
     ----------------------
     through its subsidiary MB Data Corporation, a Delaware corporation ("Purchaser"), acquired certain assets and business of Acorn CORF I Inc., a Nevada corporation, and Riverside CORF Inc., a Delaware corporation ("Seller"), by means of a Bill of Sale, Purchase Agreement, and an Assignment and Assumption Agreement between the Purchaser and Seller and shareholder, Oak Tree Medical Systems, Inc.

b)   Assets and "Business" Involved in the Acquisition. Seller sold, transferred
     -------------------------------------------------
     and conveyed to Purchaser certain assets, rights, benefits, contracts, agreements and leases, etc. These assets include software source code and libraries owed or licensed by Seller, medical equipment, computer equipment, furniture, customer and prospect lists and accounts receivable as of February 6, 1997. Such assets will be used by Purchaser in the business for much the same purposes as previously utilized by the Seller.

c)   Consideration and Sources of Funds. Consideration for the above transaction
--   ----------------------------------
     was as follows: 1) payment of $200,000 to Seller in three installments, 2) assumption of an obligation through the purchase of the obligor, Oak Tree receivables, Inc., to SAM Fund I, L.P. in the form of a loan of $1.62 million and certain other liabilities of Seller. Purchaser intends to satisfy the above listed financial requirements and obligations from internally generated funds from its MB Software Corporation medical receivables collections business and funds generated by the CORF business during the payment periods involved. If necessary, additional funds would be sought from loans and/or equity funding.

     The consideration paid for the assets and business of the Seller was mainly based on Seller's existing debt obligations and the revenue generating nature of the business and size of the customer base, as opposed to Seller's history of financial performance.

Item 7.  Financial Statements and Exhibits.

     It is impracticable to provide the required financial statements for the acquired business at the time this report on Form 8-K is filed. Such financial statements will be filed as soon as practicable.

         a.       Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K.

Exhibit
Number    Description of Exhibit
------    ----------------------

2.1 Purchase Agreement dated as of February 6, 1997, by and between Acorn CORF I Inc., a Nevada corporation, Riverside CORF I, Inc., a Florida corporation, Oak Tree Medical Systems, Inc., a Delaware corporation and MB Data Corporation, a Delaware corporation.

2.2       Press Release



                         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        MB Software Corporation



Date:  February 11, 1997

                                                    By: /s/ Scott A. Haire
                                                        -----------------------
                                                   Its: Chairman of the Board
                                                        -----------------------

                                INDEX TO EXHIBITS


Exhibit
Number    Description of Exhibit
------    ----------------------

2.1 Asset Purchase Agreement dated as of February 6, 1997, by and between Acorn CORF I, Inc., a Nevada corporation, Riverside CORF I, Inc., Oak Tree Medical Systems, Inc., and MB Data Corporation , a Delaware corporation.

2.2       Press Release

NEWS BULLETIN                                     RE:  MB Software Corporation
                                                       2225 E.Randol Mill Road
                                                       Suite 305
                                                       Arlington, Texas 76011

From:  MB Software Corporation
-------------------------------------------------------------------------------
For Further Information:

         AT THE COMPANY
         --------------
         Scott A. Haire                              Lucy J. Singleton
         Chief Executive Officer                     Shareholder Relations
         (817) 633-9400                              (817) 633-9400
-------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE
---------------------
February 14, 1997
MB SOFTWARE CORPORATION ANNOUNCES ACQUISITION OF THREE (3) HEALTHCARE OPERATING COMPANIES.

Arlington, Texas (February 14, 1997) - MB Software Corporation (OTC: MBSC)
MB Software Corporation announced the acquisition of three (3) complementary healthcare businesses consistent with its long range strategy for structured growth. Acquired were the assets of Riverside CORF, Inc. and First Coast Rehabilitation, Inc., both located in Jacksonville, Florida and the stock of Oaktree Receivables Inc., and Color Country Health Express, Inc., a Utah corporation.

"We continue roll-out of our strategic plan aimed at identifying complementary businesses in healthcare that are able to provide reciprocal benefits and economies of scale on a financial and operational basis," stated Scott A. Haire, CEO, MB Software Corporation.

"Prior to proceeding with these acquisitions, each entity was measured for its fit into our strategic horizon. Given the healthcare industry's growing population in the geriatric sector, we believe that our software and operational experience lend themselves favorably to strengthening acquired operations and making their performance even better."

"As we move into 1997, MB Software is excited about the prospects of our business expansion and the stability of our Santiago SDS, Inc. core entity. Our goal is to maximize profit margins through careful consolidation of functions and effective cost management. Thereafter, we intend to focus on increasing our revenue base and regional market share." Indications from Mr. Haire also stated that the Company would like to make other acquisitions, but added that in the near future, the Company has not entered into any definitive agreements or letters of intent.

The Company's long range goal remains to increase net profit yearly, and to continue to leverage its software and technology, thereby decreasing expense and maximizing profits through strategically-related acquisitions. Mr. Haire added, "This is just the beginning."

The purchase prices were undisclosed.

                               PURCHASE AGREEMENT

     This Purchase Agreement (this "Agreement"), dated to be effective as of February 6, 1997, is among ACORN CORF it Inc., a Nevada corporation ("Acorn"), Riverside CORF, Inc., a Florida corporation ("Riverside"), Oak Tree Medical Systems Inc., a Delaware corporation that owns all of the outstanding capital stock of Acorn ("Oak Tree") and MB Data Corporation, a Delaware corporation ("Purchaser"),


                                   WITNESSETH:

     WHEREAS, Oak Tree is the owner of all of the outstanding common stock of Oak Tree Receivables, Inc., a Florida corporation ("Receivables"); and

     WHEREAS, Oak Tree desires to sell, and Purchaser desires to purchase, all of the issued and outstanding common stock of Receivables; and

     WHEREAS, Acorn and Riverside desire to sell, and Purchaser desires to purchase, certain of the assets of Acorn and Riverside;

     NOW, THEREFORE, in consideration of the mutual representations1 warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                Purchase and Sale

     Section I.1. Purchase and Sale of Assets. Subject to and upon the terms and
     ----------------------------------------
conditions contained herein, at the Closing (as defined below), Acorn and Riverside shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all seurity interests, liens, claims and encumbrances except as contemplated herein, and Purchaser shall purchase, accept and acquire from Acorn and Riverside, the physical assets located at Acorn and Riverside's facilities at Orange Park, Florida and Jacksonville, Florida and the storage facilities at Jacksonville (except for four computers and a power box located at the Jacksonville facility as mutually agreed to among the parties), the CORF license relating to the Orange Park and Jacksonville facilities, the right to use the names Riverside CORF and 1st Coast Rehabilitation and the accounts receivable listed on Schedule 1.1 hereto (collectively, the "Assets"). The physical assets are generally but not accurately listed on Schedule 1.1.

     The parties agree and acknowledge that Purchaser shall acquire no interest in any of Acorn's St Augustine operations (except for certain accounts receivable specifically listed on Schedule 1.1) or, except as specifically provided herein, in any of Oak Tree's other affiliates, or any of their directors, officers or employees.

     Section I.2. Purchase and Sale of Shares. Subject to and upon the terms and
     ----------------------------------------
conditions contained herein, at the Closing, Oak Tree shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all seeurity interests, liens, claims and encumbrances, and Purchaser shall purchase, accept and acquire from Oak Tree, all of the issued and outstanding capital stock of Receivables (the "Shares").

     Section I.3.  Purchase  Price.  The total purchase price for the Assets and
     -----------------------------
the Shares, in the aggregate, shall be $200,000, payable $100,000 concurrent with the execution of this Agreement as set forth in Section 1.5 hereof, $50,000 on the 60th day following the date hereof, and $50,000 on the 90th day following the date hereof (the "Purchase Price").

     Section I.4. Assumption of Uabilities. Purchaser shall assume the foregoing
     -------------------------------------
liabilities of Acorn and Riverside, and except for such foregoing liabilities (the "Assumed Liabilities"), Purchaser shall not assume or agree to pay, perform or discharge any liabilities or obligations of Acorn or Riverside, whether accrued, absolute1 contingent or otherwise:

     (a) the obligations under the accounts payable of Acorn or Receivables, as the case may be, specifically listed on Schedule lA hereof; and

     (b) all  obligations  under the  leases  related to 1950  Miller  Street in
Orange  Park,  Florida  and  9143  Philips  Highway  in  Jacksonville,   Florida
(collectively, the "Leases").

     Section I.5.  SAM Fund Loan.  Receivables  is party to that certain  Health
     ---------------------------
Care Receivables Loan and Security Agreement dated as of September 16, 1996 (the "Loan AgreemenV') among Receivables, SAM FUND it LP. ("Lender") and SAM PM, LP. ("Program Manager"). Lender and Program Manager have agreed to consent to the transfer of Receivables to Purchaser pursuant to the terms of that certain Consent Agreement dated February 5, 1997 among Purchaser, Lender, Receivables, Oak Tree and Program Manager (the "Consent Agreement"). Acorn, Riverside and Oak Tree agree that the $100,000 portion of the Purchase Price otherwise payable to them at Closing shall instead be paid by Purchaser to Receivables concurrent with the Closing, which sum shall then be paid to Lender as provided in the Consent Agreement

     Section I.6. Employment  Matters.  Purchaser shall enter into an employment
     --------------------------------
agreement with Dr. Ronald W. Dennie, M.D. ("Dennie"), which employment agreement shall be in a form mutually agreeable to Purchaser and Dennie. Oak Tree, Riverside, Acorn and Dennie agree to terminate any existing employment or other agreement between Dennie on the one hand and Oak Tree, Acorn or Riverside on the other hand, and any such employment agreement shall be null and void and of no further force and effect following execution of this Agreement except for any obligations of confidentiality set forth in any such employment agreement, and Dennie on the one hand and Oak Tree, Acorn and Riverside on the other hand hereby release each other from all claims against the other with respect thereto. In addition, as partial inducement to Oak Tree to enter into this

Agreement and to terminate such employment agreements, concurrently with the execution of this Agreement Dennie is hereby causing to be returned to Oak Tree the 400,000 shares of restricted stock of Oak Tree acquired by him in connection with Oak Tree's acquisition of 1st Coast Physical Medicine, Inc. and affiliated companies. Dennie hereby represents and warrants (i) that the Ronald W. Dennie Family Limited Partnership (the "Partnership") is the beneficial and record owner of good and marketable title to the shares of Oak Tree stock (ji) that the Partnership is transferring such shares to Oak Tree free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders' agreements and (jii) that Dennie Holdings, LC is the sole General Partner of the Partnership and that Dennie is authouzed to approve and execute all powers of attorney and stock powers on behalf of the General Partner and the Partnership.

     Section I.7. Additional Payments. With respect to accounts receivable owned
     --------------------------------
by Receivables (the "Collateral Receivables"), which will be rejected by Lender and returned to Purchaser, and which total, at the Closing, approximately $700,000 in face amount (the "Rejected Receivables"), Purchaser shall pay to Oak Tree an amount equal to 40% of all amounts actually collected with respect to such Rejected Receivables; provided that Purchaser shall have no obligation to make any payment with respect to any Rejected Receivable that Purchaser repledges to Lender or any successor thereto as security pursuant to the Loan Agreement or any successor agreement thereto.

                                   ARTICLE II

                   Representations and Warranties of Oak Tree

     Oak Tree represents and warrants that the following are true and correct as of the date hereof:

     Section II.1. Organization and Good Standing; Qualification. Each of Acorn,
     -----------------------------------------------------------
Riverside, Receivables and Oak Tree (collectively, the "Corporations") is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each of Acorn, Riverside and Receivables is duly qualified to do business as a foreign corporation in each jurisdiction where it is requrred to be so qualified, except where failure to be so qualified will not have a material adverse effect on such Corporation.

     Section II.2.  Authorization  and  Validity.  The  execution,  delivery and
     -------------------------------------------
performance by each Corporation of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by each Corporation. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by each Corporation, as the case may be, and constitute legal, valid and binding obligations of each Corporation, as the case may be, enforceable against such party in accordance with their respective terms, except as may be limited by applicable banruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     Section II.3. No Violation. Other than the Loan Agreement and any contracts
     --------------------------
being assumed hereunder, neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the charter documents of any Corporation or any agreement, contract, indentuxe or other instrument under which any Corporation is bound or to which the Shares on any of the Assets are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the Shares or any of the Assets or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurssdiction over the Shares or the Assets.

     Section  II.4.  Consents.  Except for Lender,  no  consent,  authorization,
     ------------------------
approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of any Corporation.

     Section II.5. Taxes.

     (a) Filing of Tax Returns. Each Corporation has duly and timely filed with the appropriate governmental agencies all income, exdse, corporate, franchise, property, sales, use, payroll, tax returns (including information returns) and reports required to be filed by the United States or any state or any political subdivision thereof or any foreign jurisdiction. All such tax returns or reports are complete and accurate and properly reflect the taxes of such Corporation for the periods covered thereby.

     (b) Payment of Taxes. Each Corporation has paid or accrued all taxes, penalties and interest that have become due with respect to any returns that it has filed and any assessments of which it is aware. No Corporation is delinquent in the payment of any tax, assessment or governmental charge.

     Section II.6. Compliance with Laws. The Corporations have complied with all
     ----------------------------------
laws, regulations and licensing requirements and have filed with the proper authorities all necessary statements and reports. There are no existing violations by the Corporations of any federal, state or local law or regulation that could affect the property or business of the Corporations.

     Section  II.7  Litigation.  There are no legal  actions  or  administrative
     -------------------------
proceedings or investigations instituted, or to the best knowledge of Oak Tree threatened, against or adversely affecting, or that could adversely affect, Receivables, the Shares, any of the Assets, or the business of Receivables, Acorn or Riverside.

     Section  II.8.  Accounts  Receivable.  Schedule 28 sets forth the  accounts
     ------------------------------------
receivable of Acorn, Riverside and Receivables for services performed as of the date on which this Agreement is executed and the payments and rights to receive payments related thereto, which is a complete and accurate listing of all accounts receivable of such date. All such accounts receivable have arisen from bona fide fransactions in the ordinary course of business and represent payments due from patients who have received services from Seller (other than receivables from offsite representation). Oak Tree makes no representation and warranty with respect to the collectability of such accounts receivable.

     Section II.9.  Capitalization.  The  authorized  capital stock  Receivables
     -----------------------------
consists of (i) 1,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are issued and outstanding, and no shares of such capital stock are held in the treasury of Receivables. All of issued and outstanding Shares are duly authorized, validly issued, fully paid and nonassessable, and are free and clear of all security interests, liens, claims and encumbrances. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of Receivables. Neither Receivables nor Oak Tree is partyto or bound by, nor do they have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of Receivables. No shares of capital stock of Receivables have been issued or disposed of in violation of the preemptive rights of any of Receivables' shareholders. All accrued dividends on the capital stock of Receivables, whether or not declared, have been paid in full.

     Section II.10.  Ownership of the Stock. Oak Tree owns,  beneficially and of
     --------------------------------------
record, good and marketable title to the Shares, which constitutes all of the issued and outstanding capital stock of Receivables, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders' agreements. At the Closing, Oak Tree will convey to Purchaser good and marketable title to all of the issued and outstanding capital stock of Receivables, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders' agreements or restrictions.

     Section II.11. Assets. Each of Riverside and Acorn owns good and marketable
     ---------------------
title to all of the Assets (other than the Collateral Receivables), which are being sold to Purchaser free and clear of all securiW interests, liens, claims and encumbrances, except for liens granted with respect to equipment leases. Receivables owns good and marketable title to the Collateral Receivables, free and clear of all security interests, liens, claims and encumbrances, other than those granted pursuant to the Loan Agreement

                                  ARTICLE III

                   Representations and Warranties of Purchaser

     Section III.1.  Organization and Good Standing.  Purchaser is a corporation
     ----------------------------------------------
duly organnnl, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     Section III.2  Authorization  and  Validity.  The  execution,  delivery and
     -------------------------------------------
performance by Purchaser of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Purchaser. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Purchaser and constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or the availability of equitable remedies.

     Section III.3. No Violation. Neither the execution, delivery or performance
     ---------------------------
of  this  Agreement  or  the  other  agreements   contemplated  hereby  nor  the
consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or the properties or assets of Purchaser.


                                   ARTICLE IV

                               Closing Deliveries

     Section  IV.1.  Deliveries  of Acorn  and  Riverside.  The  closing  of the
     ----------------------------------------------------
transactions contemplated herein (the "Closing") shall take place simultaneously with execution of this Agreement Acorn and Riverside are hereby delivering to Purchaser the following:

     (a) a bill of sale conveying the Assets that are personal property to Purchaser;

     (b) an assignment of the Leases, assigning the interest of Acorn or Riverside therein, as appropriate, to Purchaser;

     (c) an Assignment and Assumption  Agreement (the "Assignment and Assumption

Agreement) with respect to all rights and obligations of Acorn and Riverside, as appropriate, under the assigned contracts and Purchaser's assumption of the Assumed Liabilities.

     Section  IV.2  Deliveries  of Oak Tree.  Oak Tree is hereby  delivering  to
     --------------------------------------
Purchaser the following:

     (a) a certificate representing all of the issued and outstanding shares of Common Stock of Receivables duly endorsed for transfer;

     (b) certificates from the Secretary of State of the State of Florida (or other appropriate party) certifying that Receivables is a corporation duly existing and in good standing in the State of Florida;

     (c) certificates or other evidence reasonably satisfactory to Purchaser that each of Acorn and Receivables has paid all payroll, withholding and sales taxes when due; and

     (d) resignations of all directors and officers of Receivables.

     Section IV.3.  Deliveries of Purchaser.  Purchaser is hereby delivering the
     --------------------------------------
Assignment and Assumption Agreement to Acorn and Riverside.

     Section   IV.4.   Deliveries  of  Dennie.   Dennie  is  hereby   delivering
     ----------------------------------------
certificates representing the shares of common stock of Oak Tree to be returned to Oak Tree pursuant to Section 1.6 above.

                                    ARTICLE V

                              Post Closing Matters

     Section V.1. Further Instruments of Transfer;  Further Payments.  Following
     ---------------------------------------------------------------
the Closing, at the request of any party, the parties shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to vest in Purchaser good and marketable title to the Assets or to assign the Assumed Liabilities or the Shares to Purchaser. To the extent that any Corporation has received or receives payment on any account receivable purchased by Purchaser hereunder, such Corporation shall promptly forward such payment to Purchaser at the address set forth below.

     Section V.2.  Corporate  Names.  Following the Closing,  Oak Tree and Acorn
     ------------------------------
shall take such actions as shall be necessary to change the corporate names of 1st Coast Rehabilitation, Inc. and Riverside CORF, Inc. to names that are dissimilar from their existing corporate names.

                                   ARTICLE VI

                                    Remedies

     Section VI.1.  Indemnification by Oak Tree, Riverside and Acorn. Subject to
     ---------------------------------------------------------------
the terms and conditions of this Article, Oak Tree agrees to indeinni, defend and hold Purchaser and its directors, officers, agents, attorneys and afiates harmless from and against all losses, claims, obligations, demands, asssments, penalties, liabilities, costs, damages, attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by such indemnitees by reason of or resulting from:

     (a) a breach of any representation, warranty or covenant of Acorn, Riverside or Oak Tree contained herein, or in any exhibit, schedule, or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby;

     (b) the operations of Acorn, Riverside or Receivables, as the case may be, prior to and through the Closing and not specifically disclosed herein or on the Schedules attached hereto;

     (c) any failure to comply with any applicable bulk transfer laws; or

     (d) any other liability related to Acorn, Riverside or Oak Tree that has not been expressly assumed by Purchaser.

     Notwithstanding the foregoing, the obligations of Oak Tree hereunder shall not exceed $100,000 in the aggregate.

     Subject to the terms and conditions of this Article, each of Riverside and Acorn (except for Acorn's St Augustine operations), jointly and severally, shall indemnily, defend and hold Purchaser and its diccctors, officers, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by such indemnitees by reason of or resulting from any claim by Medicare or other payor for repayment with respect to past mispayments or misrepresentations in connection with matters billed prior to the Closing Date; regardless of whether such claim is in the form of an offset against current payments or otherwise.

     Section  VI.2  Indemnification  by  Purchaser.  Subject  to the  terms  and
     ---------------------------------------------
conditions of this Article, Purchaser hereby agrees to indeimif, defend and hold each of Acorn, Riverside and Oak Tree and any of their respective directors, officers, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by any of such indemnitees by reason of or resulting from:

     (a) a breach by Purchaser of any representation, warranty or covenant of Purchaser contained herein or in any exhibit, schedule or certificate delivered hereunder, or

     (b) the use of any of the Assets after the Closing; or

     (c) the failure of Purchaser to pay, perform and discharge when due any of the Assumed Liabilities.

     Section VI.3. Conditions of Indemnification. The respective obligations and
     -------------------------------------------
liabilities of Oak Tree, Acorn and Riverside, on the one hand, and Purchaser on the other hand (the "indemnifying party") to the other (the "party to be indemnified") under Sections 6.1 and 6.2 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

     (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemniing party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may partidpate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be indemnified unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the party to be indemnified and the party to be indemilified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel af the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

     (b) In the event that the indemnifying party, by the 3Oth day after receipt of notice of any such claim (or, if earlier, by the lOth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the partyto be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

     (c) Notwithstanding the foregoing, the indemnjfying party shall not settle any Claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the partyto be indemnified.

     (d) The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

     Section  VI.4.  Waiver.  No waiver by any party of any default or breach by
     ----------------------
another party of any representation, warranty, covenant or condition contained in this Agreement, any exhibit or any document, instrument or certificate contemplated hereby shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

     Section VI.5. Remedies Not Exdusive.  The remedies provided in this Article
     -----------------------------------
shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

     Section VI.6.  Offset. Any and all amounts owing or to be paid by Purchaser
     ---------------------
to Sellers, hereunder or otherwise, shall be subject to offset and reduction pro tanto by any amounts that may be owing at any time by Oak Tree to Purchaser in respect of any obligation under Section 6.1 hereof or any failure or breach of any representation, warranty or covenant of Oak Tree under or in connection with this Agreement or any other agreement with Purchaser or any transaction contemplated hereby or thereby, as reasonably determined by Purchaser. if Purchaser determines that such offset is appropriate, notice shall be given to Oak Tree of such determination at least 10 days prior to the due date of the payment to be reduced. If the conditions upon which the reduction is based are cured by Oak Tree prior to such due date, as determined by Purchaser, the amount of such payment shall not be so reduced. In the event Oak Tree disagrees with respect to the amount to be offset, Purchaser shall, at the time the payment in question is due, place the disputed funds in escrow with a mutually acceptable escrow agent The parties shall then work to resolve the dispute and, if they are unable to do so after 45 days, the dispute shall be referred to a mutually acceptable arbitrator, whose decision shall be final and binding on the parties. Purchaser shall pay interest at the rate of prime plus 2% on all overdue amounts owing or to be paid by Purchaser to Oak Tree or to any other Corporation, from the date due to the date of actual payment, it being understood thai amounts placed in escrow shall not be considered overdue.

     Section VI.7. Costs,  Expenses and Legal Fees. Each party hereto shall bear
     ---------------------------------------------
its own costs and expenses (including attorneys' fees), except that each party hereto agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by the other parties in successfully (i) enforcing any of the terms of this Agreement or proving that another party breached any of the terms of this Agreement

                                   ARTICLE VII

                                  Miscellaneous

     Section  VII.1.  Amendment.  This  Agreement  may be  amended,  modified or
     --------------------------
supplemented only by an instrument in writing executed by all the parties hereto.

     Section  VII.2.  Assignment.  Neither this  Agreement nor any right created
     ---------------------------
hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto, except by Purchaser to an affiliate of Purchaser; provided that the affiliate must sign a copy of this Agreement as Purchaser and Purchasei shall unconditionally guaranty all of the affiliate's bligations under this Agreement.

     Section VII.3. Parlies In Interest; No Third Party Benefidaries.  Except as
     ---------------------------------------------------------------
otherwise provided herein, the terms and conditions of this Agreement shall inure to thE benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto to thereto any rights or remedies hereunder or thereunder.

     Section  VII.4.  Entire  Agreement.  This  Agreement  and  the  agreement
     ----------------------------------
contemplated hereby constitute the entire agreement of the parties regarding the subject (matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     Section VII.5. Severability.  If any provision of this Agreement is held to
     ---------------------------
be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severanc herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section VII.6. Survival of Representations,  Wairanties and Covenants.  The
     ---------------------------------------------------------------------
representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of any party pursuant to this Agreement shall be deemed to have been representations and warranties by such party, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing for a period of two years.

     Section VII7.  Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
     ----------------------------
OF THE PARTIES HERETO SHALL BE GOVERNED BY ANDCONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF
LAWS) OF THE STATE OF FLORIDA.

     Section VII.8. Captions. The captions in this Agreement are for convenience
     -----------------------
of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     Section VII9. Gender and Number.  When the context requires,  the gender of
     -------------------------------
all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

     Section  VII.10.  Reference  to  Agreement.  Use  of the  words  "herein",
     ------------------------------------------
"hereof', "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

     Section VII.11.  Notice.  Any notice or  communication  hereunder or in any
     -----------------------
agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

                  If to Purchaser:
                                            Oak Tree Medical Services, Inc.
                                            2 Gannett Drive, Suite 215
                                            White Plains, NY 10604
                                            Attention:    William Kedersha

                  If to Seller:
                                            MB Software Corporation
                                            2225 E. Randol MIII Rd.
                                            Suite 323
                                            Arlignton, Texas  76011
                with a copy to:
                                            Brad L Whitlock
                                            Jackson & Walker, LL.P.
                                            901 Main Street
                                            Suite 6000
                                            Dallas, Texas 75202

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

     Section VII.12. Service of Process. Service of any and all process that may
     ----------------------------------
be served on any party hereto in any suit, action or proceeding arising out of this Agreement may be made in the manner and to the address set forth in Section 0 and service thus made shall be taken and held to be valid personal service upon such party by any party hereto on whose behalf such service is made.

     Section  VII.13.  Counterparts.  This Agreement may be executed in multiple
     ------------------------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument


                                            MB DATA CORPORATION


                                            By: /s/ Scott A. Haire
                                                -------------------------------
                                           Its: President
                                                -------------------------------

                                            OAK TREE MEDICAL SYSTEMS, INC

                                            By: /s/ William Kedersha
                                                -------------------------------
                                           Its: Chairman of the Board
                                                -------------------------------



                                            RIVERSIDE CORF, INC.


                                            By: /s/ William Kedersha
                                                -------------------------------
                                           Its: Vice President
                                                -------------------------------

                                            ACORN CORF, INC.

                                            By: /s/ William Kedersha
                                                -------------------------------
                                           Its: Vice President
                                                -------------------------------

                                            /s/ Ronald W. Dennie, M.D.
                                           ----------------------------
                                                Ronald W. Dennie, M.D.